SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:
August 13, 2002

BAR HARBOR BANKSHARES

                                       MAINE                              841105-D                                  01-0293663
                                        (State)                  (Commission File Number)                     (IRS Employer ID)

Address of Principal Executive Officers:

PO Box 400, 82 Main Street
Bar Harbor, ME 04609-0400

Registrant’s Telephone Number: (207) 288-3314

ITEM 9 – REGULATION FD DISCLOSURE

On August 13, 2002, Bar Harbor Bankshares (the "Company") submitted to the U. S. Securities and Exchange Commission certifications by its Chief Executive Officer and Chief Financial Officer of the Company’s report on Form 10-Q for the quarterly period ended on June 30, 2002, filed on August 13, 2002, as required pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002

                                                                                                                                                BAR HARBOR BANKSHARES

                                                                                                                                                /s/Joseph M. Murphy

                                                                                                                                              Joseph M. Murphy
                                                                                                                                             Chief Executive Officer